UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): May 21, 1996



                            MERIS LABORATORIES, INC.
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            (Exact name of registrant as specified in its charter)



                                   California
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         (State or other jurisdiction of incorporation or organization)


         0-19360                                   77-0274078
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  (Commission file number)              (I.R.S. Employer Identification No.)



   2890 Zanker Road, San Jose, California                    95134
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  408-434-9200



                               Not Applicable
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      (Former name or former address, if changed since last report)





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Item 5.    Other Events

     On May 21, 1996, the Company issued a press release announcing an agreement for the Company to acquire Medical Science Institute ("MSI") a clinical laboratory located in Burbank, California. On May 31, 1996, the Company issued a second press release announcing the termination of the agreement for the Company to acquire the outstanding shares of MSI. The stock purchase agreement was an integral part of the overall agreement for the Company to acquire MSI. The second press release was inadvertently dated May 23, 1996; it should have been dated May 31, 1996, the date it was issued.















                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MERIS LABORATORIES, INC.


                          By:          /s/ Thurman Jordan
                                      --------------------------------------
                                      Thurman Jordan
                                      Senior Vice President - Finance
                                      (Duly authorized Officer and Principal
                                      Financial and Accounting Officer)

Date: June 6, 1996











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